EXHIBIT NUMBER 4.52



                   AMENDMENT TO CONSULTING AGREEMENT BETWEEN
                  KGE MANAGMEENT LTD. AND IMA EXPLORATION INC.
                              DATED JUNE 14, 2002


























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IMA EXPLORATION INC.




June 14, 2002



Dr. Gerald G. Carlson
Copper Ridge Explorations Inc.
500 - 625 Howe St.
Vancouver, BC V6C 2T6


Dear Gerry:

Further to our conversation regarding the contract renewal which expired April 11, 2002, I would like to confirm the agreed points.

The existing contract to continue for a period of six months from the date appearing below, at which time both parties have the option of terminating or making changes.

Should no communication occur between the signing parties within 30 days of the expiring date, the contract will, therefore, automatically renew itself for a period of six more months to a total of 12 months from the day of signing.

Sincerely,

IMA EXPLORATION INC.

/s/ Joseph Grosso

Joseph Grosso
President


                                /S/ Gerald Carlson                   18 Jun 02
                                -----------------------              ----------
                                Gerald G. Carlson                    Date






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          Terminal City Club Tower, Suite709-837 West Hastings Street,
                         Vancouver, BC, Canada V6C 3N6
          Tel: 604.687.1828 Fax: 604.687.1858 Toll Free: 800.901.0058
       www.imaexploration.com E-Mail: info@imaexploration.com TSX-V: IMR


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